EXHIBIT 99.4

                                                 MONTHLY OPERATING REPORT
-----------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.      ACCRUAL BASIS
-----------------------------------------
CASE NUMBER: 400-42144                           02/13/95, RWD, 2/96
-----------------------------------------
JUDGE: BARBARA J. HOUSER
-----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ DREW KEITH                                               CFO
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

Drew Keith                                                  7/3/00
---------------------------------------        ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE


PREPARER:


/s/ JESSICA L. WILSON                                Corporate Controller
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Jessica L. Wilson                                           7/3/00
---------------------------------------        ---------------------------------
PRINTED NAME OF PREPARER                                     DATE

                                                 MONTHLY OPERATING REPORT

-------------------------------------------
CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.         ACCRUAL BASIS-1
-------------------------------------------
CASE  NUMBER: 400-42144                          02/13/95, RWD, 2/96
-------------------------------------------

COMPARATIVE  BALANCE  SHEET
---------------------------------------------------------------------------------------------------
                                       SCHEDULE          MONTH             MONTH             MONTH
                                                     ----------------------------------------------
ASSETS                                  AMOUNT           MAY-00
---------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH ...........   $      40,098    $      30,292
---------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH .............                    $           0
---------------------------------------------------------------------------------------------------
3.  TOTAL CASH ..................   $      40,098    $      30,292    $           0   $           0
---------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE  (NET) ..   $   9,006,275    $   8,330,743
---------------------------------------------------------------------------------------------------
5.  INVENTORY ...................   $  20,429,725    $  20,325,531
---------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE ............                    $           0
---------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES ............                    $      68,645
---------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST) .........   $  21,367,511    ($347,687,876)
---------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS ........   $  50,843,609    ($318,932,665)   $           0   $           0
---------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT .   $ 474,988,760    $ 566,864,544
---------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION ......                    $  89,110,093
---------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT ...................   $ 474,988,760    $ 477,754,451    $           0   $           0
---------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS ...........                    $     599,113
---------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH  LIST) .                    $           0
---------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST) .........                    $           0
---------------------------------------------------------------------------------------------------
16. TOTAL ASSETS ................   $ 525,832,369    $ 159,420,899    $           0   $           0
---------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE ............                    $      29,892
---------------------------------------------------------------------------------------------------
18. TAXES PAYABLE ...............                    $      24,303
---------------------------------------------------------------------------------------------------
19. NOTES PAYABLE ...............                    $           0
---------------------------------------------------------------------------------------------------
20. PROFESSIONAL  FEES ..........                    $           0
---------------------------------------------------------------------------------------------------
21. SECURED DEBT ................                    $           0
---------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST) .........                    ($     34,441)
---------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES .................                    $      19,754    $           0    $           0
---------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
24. SECURED DEBT ................   $  23,187,921    $  23,109,424
---------------------------------------------------------------------------------------------------
25. PRIORITY DEBT ...............   $   4,672,323    $           0
---------------------------------------------------------------------------------------------------
26. UNSECURED DEBT ..............   $ 392,188,633    $  14,942,082
---------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST) .........                    $  92,648,683
---------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES   $ 420,048,877    $ 130,700,189    $           0   $           0
---------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES ...........   $ 420,048,877    $ 130,719,943    $           0   $           0
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY ..                    $  29,200,132
---------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS) ............                    ($    499,176)
---------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------
33. TOTAL EQUITY ................   $           0    $  28,700,956    $           0   $           0
---------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY ..............   $ 420,048,877    $ 159,420,899    $           0   $           0
---------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

------------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.     ACCRUAL BASIS-2
------------------------------------------
CASE NUMBER: 400-42144                           02/13/95, RWD, 2/96
------------------------------------------

INCOME STATEMENT
---------------------------------------------------------------------------------------
                                           MONTH       MONTH       MONTH       QUARTER
                                        -----------------------------------     TOTAL
REVENUES ............................     MAY-00
---------------------------------------------------------------------------------------
1.  GROSS REVENUES ..................   $   2,405                             $   2,405
---------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS .......   $       0                             $       0
---------------------------------------------------------------------------------------
3.  NET REVENUE .....................   $   2,405    $       0    $       0   $   2,405
---------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------
4.  MATERIAL ........................   $       0                             $       0
---------------------------------------------------------------------------------------
5.  DIRECT LABOR ....................   $       0                             $       0
---------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD .................   $       0                             $       0
---------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD ........   $       0    $       0    $       0   $       0
---------------------------------------------------------------------------------------
8.  GROSS PROFIT ....................   $   2,405    $       0    $       0   $   2,405
---------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION ....   $  17,200                             $  17,200
---------------------------------------------------------------------------------------
10. SELLING & MARKETING .............   $       0                             $       0
---------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE ........   $ 136,886                             $ 136,886
---------------------------------------------------------------------------------------
12. RENT & LEASE ....................   ($    785)                            ($    785)
---------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST) .............   $  59,617                             $  59,617
---------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES ........   $ 212,918    $       0    $       0   $ 212,918
---------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE ................   ($210,513)   $       0    $       0   ($210,513)
---------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)    ($  2,866)                            ($  2,866)
---------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)   $       0                             $       0
---------------------------------------------------------------------------------------
18. INTEREST EXPENSE ................   $ 621,815                             $ 621,815
---------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION ..........   $       0                             $       0
---------------------------------------------------------------------------------------
20. AMORTIZATION ....................   $       0                             $       0
---------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST) .............   $       0                             $       0
---------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES .....   $ 618,949    $       0    $       0   $ 618,949
---------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------
23. PROFESSIONAL FEES ...............   $   2,500                             $   2,500
---------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES ...............   $       0                             $       0
---------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST) .............   $       0                             $       0
---------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES ...   $   2,500    $       0    $       0   $   2,500
---------------------------------------------------------------------------------------
27. INCOME TAX ......................   ($332,786)                            ($332,786)
---------------------------------------------------------------------------------------
28. NET PROFIT (LOSS) ...............   ($499,176)   $       0    $       0   ($499,176)
---------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT
-------------------------------------------
CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.   ACCRUAL BASIS-3
-------------------------------------------
CASE  NUMBER: 400-42144                          02/13/95, RWD, 2/96
-------------------------------------------

--------------------------------------------------------------------------------------------
CASH RECEIPTS AND                      MONTH          MONTH          MONTH        QUARTER
                                     -----------------------------------------
DISBURSEMENTS                          MAY-00                                      TOTAL
--------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH ....   $         0                                 $         0
--------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------
2.  CASH SALES ...................   $         0                                 $         0
--------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------
3.  PREPETITION ..................   $ 1,014,030                                 $ 1,014,030
--------------------------------------------------------------------------------------------
4.  POSTPETITION .................   $         0                                 $         0
--------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS .....   $ 1,014,030    $         0    $         0   $ 1,014,030
--------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)   $         0                                 $         0
--------------------------------------------------------------------------------------------
7.  SALE OF ASSETS ...............   $         0                                 $         0
--------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST) ..........   ($1,014,030)                                ($1,014,030)
--------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS .   ($1,014,030)   $         0    $         0   ($1,014,030)
--------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS ...............   $         0    $         0    $         0   $         0
--------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE .........   $         0    $         0    $         0   $         0
--------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------
12. NET PAYROLL ..................   $         0                                 $         0
--------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID ...........   $         0                                 $         0
--------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID    $         0                                 $         0
--------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES ........   $         0                                 $         0
--------------------------------------------------------------------------------------------
16. UTILITIES ....................   $         0                                 $         0
--------------------------------------------------------------------------------------------
17. INSURANCE ....................   $         0                                 $         0
--------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES ..........   $         0                                 $         0
--------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES .............   $         0                                 $         0
--------------------------------------------------------------------------------------------
20. TRAVEL .......................   $         0                                 $         0
--------------------------------------------------------------------------------------------
21. ENTERTAINMENT ................   $         0                                 $         0
--------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE ........   $         0                                 $         0
--------------------------------------------------------------------------------------------
23. SUPPLIES .....................   $         0                                 $         0
--------------------------------------------------------------------------------------------
24. ADVERTISING ..................   $         0                                 $         0
--------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST) ..........   $         0                                 $         0
--------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS    $         0    $         0    $         0   $         0
--------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES ............   $         0                                 $         0
--------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES ............   $         0                                 $         0
--------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST) ..........   $         0                                 $         0
--------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES    $         0    $         0    $         0   $         0
--------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS ..........   $         0    $         0    $         0   $         0
--------------------------------------------------------------------------------------------
32. NET CASH FLOW ................   $         0    $         0    $         0   $         0
--------------------------------------------------------------------------------------------
33. CASH - END OF MONTH ..........   $         0    $         0    $         0   $         0
--------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

-------------------------------------------
CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.      ACCRUAL BASIS-4
-------------------------------------------
CASE  NUMBER: 400-42144                          02/13/95, RWD, 2/96
-------------------------------------------


----------------------------------------------------------------------------------------
                                        SCHEDULE      MONTH         MONTH       MONTH
                                                    ------------------------------------
ACCOUNTS RECEIVABLE AGING                AMOUNT       MAY-00
----------------------------------------------------------------------------------------
1. 0-30 ............................                $    5,836
----------------------------------------------------------------------------------------
2. 31-60 ...........................                $1,199,999
----------------------------------------------------------------------------------------
3. 61-90 ...........................                $3,124,284
----------------------------------------------------------------------------------------
4. 91+ .............................                $4,006,462
----------------------------------------------------------------------------------------
5. TOTAL ACCOUNTS RECEIVABLE .......   $        0   $8,336,581   $        0   $        0
----------------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE .                $        0
----------------------------------------------------------------------------------------
7. ACCOUNTS RECEIVABLE (NET) .......   $        0   $8,336,581   $        0   $        0
----------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES         MONTH: May-00

                                   0-30     31-60     61-90      91+
TAXES PAYABLE                      DAYS      DAYS      DAYS      DAYS       TOTAL
----------------------------------------------------------------------------------
1. FEDERAL ...................   $24,303   $     0   $     0   $     0     $24,303
----------------------------------------------------------------------------------
2. STATE .....................   $     0   $     0   $     0   $     0     $     0
----------------------------------------------------------------------------------
3. LOCAL .....................   $     0   $     0   $     0   $     0     $     0
----------------------------------------------------------------------------------
4. OTHER (ATTACH LIST) .......   $     0   $     0   $     0   $     0     $     0
----------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE .......   $24,303   $     0   $     0   $     0     $24,303
----------------------------------------------------------------------------------
6. ACCOUNTS PAYABLE ..........   $29,892   $     0   $     0   $     0     $29,892
----------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                     MONTH: May-00
                            BEGINNING       AMOUNT                          ENDING
                              TAX         WITHHELD AND/     AMOUNT            TAX
FEDERAL                     LIABILITY*     OR ACCRUED        PAID          LIABILITY
                            ---------      ----------      ---------       ---------
1.  WITHHOLDING** .....     $       0      $  55,186       $  30,883       $  24,303
------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE** ...     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
3.  FICA-EMPLOYER** ...     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
4.  UNEMPLOYMENT ......     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
5.  INCOME ............     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES     $       0      $  55,186       $  30,883       $  24,303
------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------
8.  WITHHOLDING .......     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
9.  SALES .............     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
10. EXCISE ............     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
11. UNEMPLOYMENT ......     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
12. REAL PROPERTY .....     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
13. PERSONAL PROPERTY .     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL     $       0      $       0       $       0       $       0
------------------------------------------------------------------------------------
16. TOTAL TAXES .......     $       0      $  55,186       $  30,883       $  24,303
------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                 MONTHLY OPERATING REPORT

-------------------------------------------
CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.      ACCRUAL BASIS-5
-------------------------------------------
CASE  NUMBER: 400-42144                          02/13/95, RWD, 2/96
-------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                 MONTH: May-00
BANK  RECONCILIATIONS
                                         Account #1         Account #2      Account #3
--------------------------------------------------------------------------------------------------------
A.  BANK:.............................    Bank One           Bank One        Bank One
------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:...................   1559691322         1559691330      9320014690        TOTAL
------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):...................     Deposit            Payroll     Health Insurance
--------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT .......             $0                 $0               $0             $0
--------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED .             $0                 $0               $0             $0
--------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS .....             $0                 $0               $0             $0
--------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS ..........             $0                 $0               $0             $0
--------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS ......             $0                 $0               $0             $0
--------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN .....  N/A - Lockbox only   No activity   Account closed
--------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------------
                                         DATE OF             TYPE OF            PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER              PURCHASE           INSTRUMENT            PRICE           VALUE
--------------------------------------------------------------------------------------------------------
7.  N/A
--------------------------------------------------------------------------------------------------------
8.  N/A
--------------------------------------------------------------------------------------------------------
9.  N/A
--------------------------------------------------------------------------------------------------------
10. N/A
--------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                  $0             $0
--------------------------------------------------------------------------------------------------------

CASH
--------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                             $30,292
--------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                    $30,292
--------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT


-------------------------------------------
CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.      ACCRUAL BASIS-6
-------------------------------------------
CASE  NUMBER: 400-42144                          02/13/95, RWD, 2/96
-------------------------------------------

                                                 MONTH: May-00

-------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
-------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                                          TYPE OF         AMOUNT      TOTAL PAID
              NAME                        PAYMENT          PAID         TO DATE
--------------------------------------------------------------------------------
1. Pete Sanderlin ...............         Salary         $ 8,600         $ 8,600
2. Tom Mealie ...................         Salary         $ 8,600         $ 8,600
3. N/A ..........................
4. N/A ..........................
5. N/A ..........................
6. TOTAL PAYMENTS
   TO INSIDERS ..................                        $17,200         $17,200


-------------------------------------------------------------------------------------
                                  PROFESSIONALS
-------------------------------------------------------------------------------------
                           DATE OF COURT                                     TOTAL
                         ORDER AUTHORIZING  AMOUNT     AMOUNT   TOTAL PAID  INCURRED
             NAME             PAYMENT      APPROVED     PAID     TO DATE    & UNPAID*
-------------------------------------------------------------------------------------
1. N/A ..................
-------------------------------------------------------------------------------------
2. N/A ..................
-------------------------------------------------------------------------------------
3. N/A ..................
-------------------------------------------------------------------------------------
4. N/A ..................
-------------------------------------------------------------------------------------
5. N/A ..................
-------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS .....                         $0        $0           $0        $0
-------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID         TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                 DUE           MONTH     POSTPETITION
--------------------------------------------------------------------------------
1. N/A ............................                                           $0
--------------------------------------------------------------------------------
2. N/A ............................                                           $0
--------------------------------------------------------------------------------
3. N/A ............................                                           $0
--------------------------------------------------------------------------------
4. N/A ............................                                           $0
--------------------------------------------------------------------------------
5. N/A ............................                                           $0
--------------------------------------------------------------------------------
6. TOTAL ..........................             $0             $0             $0
--------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

-------------------------------------------
CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.      ACCRUAL  BASIS-7
-------------------------------------------
CASE  NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-------------------------------------------

                                                 MONTH:  May-00

QUESTIONNAIRE
                                                                                YES       NO
----------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
    BUSINESS THIS REPORTING PERIOD?                                                       X
----------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
    POSSESSION ACCOUNT?                                                                   X
----------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
    RELATED PARTIES?                                                                      X
----------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
    PERIOD?
----------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?               X
----------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                 X
----------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                          X
----------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                      X
----------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                            X
----------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                            X
----------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                     X
----------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                       X
----------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

On 5/5, KH International ran a payroll which was subsequently reversed when the Bankruptcy Court determined that the former employees of International who were not considered "caretakers" would not be paid. Only 45 checks of the original payroll (in excess of 300 checks) were released. ADP is currently auditing the delinquency in the taxes due to the reversal and issuance of the payroll. Approx
$25,000 is delinquent.

INSURANCE
                                                                                YES       NO
----------------------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE
    COVERAGES IN EFFECT?                                                         X
----------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
----------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                  INSTALLMENT PAYMENTS
----------------------------------------------------------------------------------------------
       TYPE  OF                                                          PAYMENT AMOUNT
        POLICY                           CARRIER       PERIOD COVERED      & FREQUENCY
----------------------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

-------------------------------------------
CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.      FOOTNOTES SUPPLEMENT
-------------------------------------------
CASE  NUMBER: 400-42144                          ACCRUAL BASIS
-------------------------------------------

                                              MONTH:  May-00


--------------------------------------------------------------------------------
 ACCRUAL BASIS     LINE
  FORM NUMBER     NUMBER                   FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------
       6                        All Professional fees related to the
--------------------------------------------------------------------------------
                                Reorganization of the Company are disbursed out
--------------------------------------------------------------------------------
                                of Kitty Hawk, Inc. (Parent Company). Refer to
--------------------------------------------------------------------------------
                                Case # 400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       7                        All insurance plans related to the Company are
--------------------------------------------------------------------------------
                                carried at Kitty Hawk, Inc. (Parent Company).
--------------------------------------------------------------------------------
                                Refer to Case # 400-42141.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       General                  This operation closed in May of 2000. Costs
--------------------------------------------------------------------------------
                                incurred during May 2000 consisted of costs
--------------------------------------------------------------------------------
                                associated with shut down procedures.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       3             8          All cash received into the Company cash
--------------------------------------------------------------------------------
                                accounts is swept each night to Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                Master Account (see Case #400-42141).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       3            31          All disbursements (either by wire transfer or
--------------------------------------------------------------------------------
                                check), including payroll are disbursed out of
--------------------------------------------------------------------------------
                                the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------
                                account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       4             6          All assessment of uncollectible accounts
--------------------------------------------------------------------------------
                                receivable are done at Kitty Hawk, Inc. Refer to
--------------------------------------------------------------------------------
                                Case #400-4214. All reserves are recorded at
--------------------------------------------------------------------------------
                                Inc. and pushed down to Inc.'s subsidiaries as
--------------------------------------------------------------------------------
                                deemed necessary.
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 00-42144

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1


8. OTHER (ATTACH LIST) ..............................  $(347,687,876)Reported
                                                       -------------
        Intercompany Receivables ....................   (375,646,858)
        A/R Senior Noteholders ......................        168,372
        A/R Other ...................................       (316,446)
        A/R 401(k) Loan .............................        (10,181)
        A/R Employees ...............................         (1,470)
        A/R Insurance ...............................        133,954
        A/R Payroll Advance .........................            679
        A/R Travel Advance ..........................             43
        A/R Pass Thru billings ......................       (114,500)
        Fuel Inventory ..............................         25,430
        Fuel Intoplane suspense .....................          9,580
        Deferred Taxes ..............................     13,097,746
        Aircraft held for resale ....................     13,798,267
        Intangible Brazil Landings ..................        377,745
        Loan Org Costs ..............................        158,840
        Deposits - Landing Fees .....................          5,016
        Deposits - Aircraft .........................        584,321
        Accum Amortization ..........................       (376,729)
        Security Deposit ............................        418,316
                                                       -------------
                                                        (347,687,875)Detail
                                                       -------------
                                                                  (1)Difference




22. OTHER (ATTACH LIST) .............................   $    (34,441)Reported
                                                       -------------
        Accrued income taxes ........................       (332,786)
        Accrued interest ............................        177,156
        Accrued Salaries/Wages ......................         83,639
        Accrued Fuel ................................         37,550
                                                       -------------
                                                             (34,441)Detail
                                                       -------------
                                                                   - Difference


27. OTHER (ATTACH LIST) .............................   $ 92,648,683 Reported
                                                       -------------
        Deferred Taxes ..............................     87,246,212
        Accrued Taxes payable .......................    (18,954,646)

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 00-42144

DETAILS OF OTHER ITEMS

        Aircraft Maintenance Reserves ...............     11,514,163
        Accrued Fuel expenses .......................      5,403,028
        Prepaid Fuel ................................     (5,661,963)
        Accrued Salaries/Vacation/Employee Benefits..      4,075,349
        A/P Other/Accrued/Unrecorded ................      3,691,066
        Purchase reserves ...........................      1,762,176
        Accrued Landing fees/parking/cargo fees .....      1,644,307
        Various accrued taxes .......................      1,313,200
        Other Misc accruals .........................        615,791
                                                       -------------
                                                          92,648,683 Detail
                                                       -------------
                                                                   - Difference



ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST) ............................   $     59,617 Reported
                                                       -------------
        Landing and parking .........................       (134,828)
        Engine costs ................................         17,410
        Fuel ........................................         37,550
        Ops Insurance ...............................         49,868
        Insurance ...................................       (164,710)
        Rotables/Repair .............................        245,903
        Shipping ....................................          3,715
        Expendible Supplies .........................            211
        Line Maint - B Check ........................          3,000
        Radio Charges ...............................          1,497

                                                       -------------
                                                              59,616 Detail
                                                       -------------
                                                                   1 Difference

16. NON-OPERATING INCOME (ATT. LIST) ................           (500)Reported
                                                       -------------
        Gain on sale of asset .......................           (500)Detail
                                                       -------------
                                                                   - Difference

ACCRUAL BASIS-3

8. OTHER (ATTACH LIST) ..............................     (1,014,030)Reported
                                                       -------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 00-42144

DETAILS OF OTHER ITEMS

        Transfer to Inc - all money sweeps ..........     (1,014,030)Detail
                                                       -------------
           to KH Inc. Case #400-42141 ...............              - Difference
                                                       -------------
                                       48